Exhibit 10.5
LONG-TERM INCENTIVE PLAN OF
CENTERPOINT ENERGY, INC.
(As Amended and Restated Effective May 1, 2004)
First Amendment
          CenterPoint Energy, Inc., a Texas corporation, having reserved the right under Section 12 of the Long-Term Incentive Plan of CenterPoint Energy, Inc., as amended and restated effective as of May 1, 2004 (the “Plan”), to amend the Plan, does hereby amend the Plan, effective as of January 1, 2007, as follows:
The term “Change of Control” in Section 1 of the Plan is hereby amended to be “Change in Control” and all references in the Plan to the term “Change of Control” are replaced with the term “Change in Control.”
          IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 28th of February, 2007, but effective as provided above.

CENTERPOINT ENERGY, INC.

By	/s/ David M. McClanahan

David M. McClanahan
President and Chief Executive Officer
ATTEST:

/s/ Richard Dauphin
Richard Dauphin
Assistant Secretary